Note 7 - Retirement Plan	12 Months Ended
Mar. 31, 2016
Notes to Financial Statements
Compensation and Employee Benefit Plans [Text Block]
7.	RETIREMENT PLAN

The Company maintains the Friedman Industries, Inc. Employees’ Retirement and 401(k) Plan (the “Plan”). Employees fully vest in the Plan upon six years of service.

The retirement portion of the Plan covers substantially all employees, including officers. The Company’s contribution expenses, which are determined at the discretion of the Board of Directors in an amount not to exceed 15% of the total compensation paid during the year to all eligible employees, were $180,000 for the year ended March 31, 2016, and $190,000 for the year ended March 31, 2015. Contributions, Plan earnings and forfeitures of nonvested accounts of terminated participants are allocated to the remaining individual accounts determined by a point schedule based on years of employment with the Company.

Employees may participate in the 401(k) portion of the Plan. Employees are eligible to participate in the Plan when the employee has completed one year of service. Under the Plan, participating employees may defer a portion of their pretax earnings up to certain limits prescribed by the Internal Revenue Service. The Company provides matching contributions under the provisions of the Plan. Contribution expense related to the 401(k) portion of the Plan was approximately $40,000 and $44,000 for the years ended March 31, 2016 and 2015, respectively.